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                                                                EXHIBIT 10.1.1

                   INTERCREDITOR AND SUBORDINATION AGREEMENT


          This Intercreditor and Subordination Agreement (this "Agreement"), dated as of July 8, 1997, is entered into by and among TCW/CRESCENT
MEZZANINE PARTNERS, L.P., TCW/CRESCENT MEZZANINE TRUST, and TCW/CRESCENT MEZZANINE INVESTMENT PARTNERS, L.P., each solely in their capacities as holders (the "Initial Holder(s)") of Preferred Stock and Notes (each as hereinafter defined), and GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation, its successors and assigns (jointly and severally, "GECC"), to determine the parties' respective rights, remedies and interests with respect to FIRSTAMERICA AUTOMOTIVE, INC., a Delaware corporation and each of its subsidiary corporations now or hereafter existing and each of their respective successors and assigns (jointly and severally herein, "BORROWER"). This Agreement is made with respect to the following facts:

     A. Initial Holder(s) are the owners of certain securities of Borrower, as evidenced by [12.375%] (the "Notes") in the initial aggregate principal amount of up to $36,000,000, and 3,500 shares of [8%] (the "Preferred Stock") (collectively, the "Securities"), as defined in and issued pursuant to that certain Securities Purchase Agreement, dated as of July 8, 1997 by and among Borrower and Initial Holder(s), as such agreement exists as of the date hereof (the "Securities Purchase Agreement").

     B. GECC is proposing to extend various secured financial accommodations to Borrower for the purposes of, among others, purchasing inventory, providing working capital and repaying existing indebtedness. However, GECC is unwilling to provide such financial accommodations unless Initial Holder(s) subordinate their claims in the manner set forth below. Initial Holder(s) hereby acknowledge and affirm that GECC's financial accommodations to Borrower constitute valuable consideration to each Initial Holder(s).

          NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged by the parties hereto, and to induce GECC to extend such financial accommodations to Borrower as GECC may determine, and to better secure GECC with respect to the foregoing, GECC and the Initial Holders (together with any other holder(s) of the Preferred Stock and/or the Notes from time to time in its capacity as such a holder, collectively "Holder(s)") hereby agree as follows:

          1.   DEFINITIONS.

               (A) "SENIOR INDEBTEDNESS". The term "Senior Indebtedness" shall mean, collectively, (i) all indebtedness and other obligations of Borrower now or
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hereafter existing under that certain Loan and Security Agreement and/or
Guaranty of even date herewith between and among Borrower and GECC (jointly and severally, the "Loan and Security Agreement"), and all other documents, instruments and agreements executed by Borrower with or in favor of GECC in connection therewith, as they may be amended, supplemented, extended, renewed, modified or restated from time to time, whether for principal, premium, interest (including all interest accruing after the initiation of any bankruptcy case, whether or not allowed), fees, expenses (including without limitation attorneys' fees and court costs), indemnities or otherwise; provided, that Senior Indebtedness shall be limited to the maximum aggregate principal amount of $185 million (reduced by any permanent reduction(s) requested by the Borrower in a writing acceptable to GECC in the maximum credit available to Borrower under the Loan and Security Agreement), plus all accrued and unpaid interest, fees, expenses and other amounts (other than principal) payable under the Loan and Security Agreement; and further, provided, that Senior Indebtedness shall not include any advance(s) by GECC to Borrower as to which GECC has actual knowledge at the time of making such advance(s) that such advance(s) exceed the borrowing base limitations on such advance(s) under the Loan and Security Agreement, as such limitations exist as of the date hereof (and advances under Loan and Security Agreement Section II.E. shall be deemed subject to the limitations of
Section II.B.(4) thereof).

               (B) "SUBORDINATED INDEBTEDNESS". The term "Subordinated Indebtedness" shall mean, collectively, all indebtedness and other obligations of Borrower to Holder(s) under the Securities, or with respect to the Securities under the Securities Purchase Agreement, any and all guaranties of such obligations under the Securities Purchase Agreement and/or the Securities, whether the sums represent principal, interest, dividends, costs, attorneys' fees, charges, put obligations or other obligations due or not due, whether incurred directly or indirectly and whether absolute or contingent.

               (C) OTHER DEFINITIONS. Capitalized terms utilized herein and not otherwise defined herein shall have the meaning(s) ascribed to same under the Securities Purchase Agreement, as the same exists as of the date hereof.

          2.   SUBORDINATION

               (A) SECURITIES SUBORDINATED TO SENIOR INDEBTEDNESS. The Holder(s), by their acceptance of any Securities, agree that their right(s) to receive any and all (a) payment(s) of the principal, interest, dividends and/or any other Subordinated Indebtedness now or hereafter due under any Securities, and (b) payment on account of the acquisition or redemption of any Securities by the Borrower, is/are subordinated, to the extent and in the manner provided in this Agreement, to the prior payment in full in cash (or in any other manner acceptable to GECC) of all Senior Indebtedness of the Borrower and that these subordination provisions are for the exclusive benefit of GECC. Each Holder further agrees that, to the extent that Borrower makes a payment or payments to GECC, which payment or payments or any parts thereof are subsequently avoided or declared to be fraudulent or preferential and required to be repaid to a debtor-in-possession, a trustee, a receiver or any other party under Title 11 of the United States Code or any state law, then to the extent of such payment or repayment, the obligation or part thereof intended to be satisfied shall be revived and continued in full force and effect as a part of the obligations of Borrower under the Loan and Security Agreement as if such payment had not been made, and shall be subject in all respects to the subordination and other provisions in favor of GECC hereunder. The Senior Indebtedness shall be deemed not to have been paid in full until any such revived obligation shall be finally satisfied.

               (B)  NO PAYMENT OR REMEDIES ON ANY SECURITIES IN CERTAIN

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CIRCUMSTANCES.

                    (1) No payment(s) shall be received by or on behalf of the Holder(s) on account of the principal, premium, if any, interest, dividends and/or any other Subordinated Indebtedness now or hereafter due under any Securities or to defease or acquire any Securities for cash or property, or on account of the redemption provisions of any Securities, during the period (the "Indefinite Blockage Period") beginning on the date(s) that the Agent receives
 --------------------------
written notice from time to time (each a "Payment Notice") from GECC or its
                                          --------------
representative (which notice will be promptly given by the Agent to the Holder(s)) of any default in payment (a "Payment Default") of any principal,
                                         ---------------
premium, if any, or interest now or hereafter due under any Senior Indebtedness, and ending on the earliest of: (A) the date on which the Senior Indebtedness is paid in full in cash (or in any other manner acceptable to GECC) or such default is cured pursuant to the terms of the agreement(s) evidencing such Senior Indebtedness, and (B) the date on which such Payment Default is waived in writing by GECC in accordance with the agreement(s) governing such Senior Indebtedness. A "Payment Default" hereunder shall include without limitation any failure by Borrower to pay all or any portion of principal due GECC, whether at stated maturity or upon acceleration by GECC of all or any portion of the Senior Indebtedness after a "Payment Default" or an "Other Default."

               (2) If an event of default other than a Payment Default (an "Other Default") with respect to any Senior Indebtedness, as such event of
 -------------
default is defined in the agreements governing such Senior Indebtedness, has occurred and is continuing, and permits GECC to declare all or any portion of the Senior Indebtedness due and payable prior to the date on which it would otherwise have become due and payable, then, during the period (the "Payment
                                                                     -------
Blockage Period") commencing on the date that the Agent receives written notice
---------------
from time to time (each a "Default Notice") of the Other Default from GECC (or
                           --------------
its representative) (which notice will be promptly given by the Agent to the Holder(s)) and ending on the earliest of: (A) 179 days after such date, (B) the date, if any, on which the Senior Indebtedness is paid in full in cash (or in any other manner acceptable to GECC), or the Other Default is cured by Borrower or waived in writing by GECC in accordance with the agreements governing such Senior Indebtedness, and (C) the date on which the Agent receives from GECC (or its representative) written notice that the Payment Blockage Period has been terminated, no payment shall be received by or on behalf of the Holder(s) on account of the principal, premium, if any, or interest, dividends and/or any other Subordinated Indebtedness now or hereafter due on any Securities, or to defease or acquire any Securities for cash or property, or on account of the redemption provisions of any Securities. During any consecutive 365-day period,
(X) not more than two Default Notices may be given, (Y) the total Payment Blockage Period(s) shall not exceed 179 days, and (Z) such Payment Blockage Periods may not block more than two payments of interest or one payment of dividends. No Other Default that GECC actually knew existed on the date that any Payment Blockage Period commenced shall be, or be made the basis for, the commencement of any subsequent Payment Blockage Period.

               (3) For purposes of this Agreement, the term "Standstill Period" shall mean a period which commences on the date that the Agent receives a Default Notice or a Payment Notice, as the case may be, together with a Standstill Notice, and ends on the earliest to occur of (i) the termination of the Payment Blockage Period relating to such Default Notice or the termination of the Indefinite Blockage Period relating to such Payment Notice, as the case may be, (ii) acceleration of the Senior Indebtedness to which such Default Notice or Payment Notice, as the case may be, relates, (iii) 90 days after the receipt by the Agent of such Default Notice or Payment Notice, as the case may be, (iv) the written waiver or amendment by or on behalf of GECC of the restrictions, during such Standstill Period,

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on asset sales or dispositions by the Borrower so as to permit the Borrower to transfer or apply the net proceeds from such asset sales or dispositions to or for the benefit of any holders of long-term Indebtedness of the Borrower other than to repay the Senior Indebtedness, (v) the written waiver or amendment, during such Standstill Period, by or on behalf of GECC of the prohibition on the creation or existence of liens on property, revenue or assets of the Borrower so as to permit the creation or existence of liens (including, without limitation, judgment liens) securing payment of Indebtedness of the Borrower which ranks pari passu with any Securities or is subordinate or junior in right of payment to any Securities, (vi) such time as GECC (or its representatives) consent in writing to the termination of the Standstill Period, or (vii) an Event of Default specified in clauses (g), (h), or (i) of Section 7.1 of the Securities Purchase Agreement; provided, however, that if such Event of Default relates solely to one or more of the Companies, then this clause (vii) shall only terminate the Standstill Period with respect to enforcement of remedies against or relating to such Companies. For purposes of this Agreement, the term "Standstill Notice" means notice to the Agent (which may be expressly contained within any Payment Notice or Default Notice) from GECC (or its representatives) that a Standstill Period is in effect as a result of the occurrence of a Payment Default or an Other Default, as the case may be. The Agent shall promptly send to all Holder(s) any Standstill Notice which it receives. Upon receipt by the Agent of a Standstill Notice, the Holder(s) shall be prohibited from accelerating any Securities and shall be prohibited from enforcing any of their default remedies with respect thereto (including any right to sue the Borrower or to file or participate in the filing of any involuntary bankruptcy petition against the Borrower) until the Standstill Period relating to such Standstill Notice shall cease to be in effect; provided, that if a Holder had initiated an enforcement action prior to receipt by such Holder of a Standstill Notice, then such Holder shall not be prevented during the Standstill Period from taking any steps with respect to such pending enforcement action as are required by law to prevent dismissal of such action or violation of court order(s) or rule(s) or to preserve such Holder(s)' rights to continue to pursue such action as soon as otherwise permitted by this Section 2(b)(3). Upon the termination of any Standstill Period, the Holder(s) may, at their sole election, exercise any and all remedies (including acceleration of the maturity of any Securities) available to them under this Agreement or applicable law; provided that the Indefinite Blockage Period or the Payment Blockage Period, as the case may be, shall (if not also terminated) continue notwithstanding the termination of the Standstill Period. During any consecutive 365-day period, there may be no more than two Standstill Period(s) and the aggregate of all Standstill Periods shall not exceed 90 days.

               (4) In the event that, notwithstanding the provisions of this Agreement, any payment or distribution of assets on account of principal, premium, if any, interest or any other amounts due under any Securities or to defease or acquire any of any Securities for cash, property or securities, or on account of the redemption provisions of any Securities, shall be received by any Holder(s) or their representatives, at a time when such payment or distribution was prohibited by the provisions of this Agreement, then, unless such payment or distribution is no longer prohibited by this Agreement, such payment or distribution shall be received and held in trust by such Holder(s) or their representatives for the benefit of GECC, and shall be paid or delivered by such Holder(s) or their representatives to GECC to the extent necessary to enable payment in full in cash (or in any other manner acceptable to GECC) of all Senior Indebtedness remaining unpaid, after giving effect to all concurrent payments and distributions and all provisions therefor, to or for GECC, but only to the extent that GECC (or a representative thereof) notifies the Agent that it is entitled to receipt of not less than the amount being requested from the Holder(s) and that at least such amount is due and owing on such Senior Indebtedness held by GECC and only the amounts specified in such notices to the Holder(s) shall be paid to GECC.

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               (5)  The Holder(s) and the Agent each agrees to (i) promptly send or cause to be sent to GECC a copy of any notice of default under the Securities and/or Securities Purchase Agreement, and (ii) send or cause to be sent to GECC a written notice of acceleration and/or notice of intent to undertake enforcement action, at least fifteen (15) days prior to the exercise by the Holder(s) or the Agent of any rights or remedies by reason of any alleged default(s) under the Securities or the Subordinated Indebtedness; provided, however, that the foregoing shall not prevent the Holder(s) from taking action to accelerate the Securities prior to the expiration of such 15-day period if any Senior Indebtedness is accelerated prior to the expiration of such 15-day period.

          (C) RESTRICTION ON TCW LIENS AND/OR SECURITY INTERESTS. Other than attachment or judgment lien(s) which do not violate any Standstill Period(s), without the prior written consent of GECC, the Holder(s) shall not take or otherwise create, directly or indirectly, any liens (including without limitation any attachment or judgment liens) or security interests in any of the assets or property of Borrower or any other asset securing the Senior Indebtedness. However, in the event that GECC provides such consent or the Holder(s) otherwise obtains or holds any such liens or security interests (including without limitation, attachment or judgment liens), any and all such liens or security interests held by the Holder(s) in respect to the Securities, whether now existing or hereafter arising, shall be subordinate to each and all the rights, liens and interests held by GECC in such assets or property.

          (D) HOLDER(S) MAY FILE PROOF OF CLAIM. Notwithstanding the provisions of Section 2(b)(3) above, the Holder(s) may file a proof of claim in a bankruptcy or insolvency proceeding involving Borrower, provided that such proof of claim shall indicate Holder(s)' subordination and restrictions hereunder.

          (E) NO PREPAYMENT. Until the Senior Indebtedness is paid in full in cash (or in any manner acceptable to GECC), no Holder shall accept any amount in payment of any Subordinated Indebtedness (other than scheduled payments of principal under Section 4(c) of the Notes or Section 5 of the Preferred Stock, premium, if any, interest or dividends as set forth in the Securities or the Securities Purchase Agreement as of the date hereof, and/or attorneys' fees or enforcement costs to the extent incurred by the Holder(s) in connection with a workout or modification of the Subordinated Indebtedness of which the Holder(s) have given GECC advance notice), except upon acceleration thereof or enforcement of other remedies, in each case in accordance with the terms of this Agreement, unless such prohibited payment(s) is/are accompanied by a certificate of the president, chief executive officer, chief financial officer or any vice president of Borrower certifying the validity of an accompanying notarized document appearing on its face to be the written consent of GECC.

          3. ALL SECURITIES SUBORDINATED TO PRIOR PAYMENT OF ALL SENIOR INDEBTEDNESS ON DISSOLUTION, LIQUIDATION OR REORGANIZATION. Upon any distribution of assets of the Borrower upon any dissolution, winding up, total or partial liquidation or reorganization of the Borrower, whether voluntary or involuntary, in bankruptcy, insolvency, receivership or similar proceeding or upon assignment for the benefit of creditors:

               (a) GECC shall first be entitled to receive payments in full in cash (or in any manner acceptable to GECC) of all Senior Indebtedness before the Holder(s) are entitled to receive any payment on account of the principal, premium, if any, interest and all other Subordinated Indebtedness due on any Securities;

               (b) any payment or distribution of assets of the Borrower of any kind or character, whether in cash, property or securities, to which the Holder(s) would be entitled except for the provisions of this Agreement, shall be paid by the liquidating trustee or agent or other person making such a payment or distribution, directly to GECC or its representative, to the extent necessary to make payment in full (or have such payment duly provided for) of all such Senior Indebtedness remaining unpaid after giving effect to all concurrent payments and distributions and all provisions therefor to or for GECC; and

               (c) in the event that, notwithstanding the foregoing, any payment or distribution of assets of the Borrower of any kind or character, whether in cash, property or securities, shall be received by the Holder(s) or their representatives on account of principal, premium, if any, interest or any other Subordinated Indebtedness due under any Securities, as the case may be, before all Senior Indebtedness is paid in full in cash (or in any other manner acceptable to GECC), such payment or distribution shall be received and held in trust by such Holder(s) or their representatives for the benefit of GECC, to the extent necessary to make payment in full in cash (or in any other manner acceptable to GECC), of all such Senior Indebtedness remaining unpaid after giving effect to all concurrent payments and distributions and all provisions therefor to or for GECC, but only to the extent that GECC notifies the Holder(s) that GECC is entitled to receipt of not less than the amount being requested from the Holder(s) and that at least such amount is due and owing on the Senior Indebtedness, and only the amounts specified in such notices to the Holder(s) shall be paid to GECC.

          4. THE HOLDER(S) TO BE SUBROGATED TO RIGHTS OF GECC. Subject to the payment in full of all Senior Indebtedness, the Holder(s) shall be subrogated to the rights of GECC to receive payments or distributions of assets of the Borrower applicable to the Senior Indebtedness until all amounts owing on the Securities shall be paid in full, and for the purpose of such subrogation no such payments or distributions to GECC by or on behalf of the Borrower, or by or on behalf of the Holder(s) by virtue of this Agreement, which otherwise would have been made to the Holder(s) shall, as between the Borrower and the Holder(s), be deemed to be payment by the Borrower, to or on account of such Senior Indebtedness, it being understood that the provisions of this Section 4 are and are intended solely for the purpose of defining the relative rights of the Holder(s), on the one hand, and GECC, on the other hand.

          If any payment or distribution to which the Holder(s) would otherwise have been entitled but for the provisions of this Agreement shall have been applied, pursuant to the provisions of this Agreement, to the payment of amounts payable under Senior Indebtedness, then the Holder(s) shall be entitled to receive from GECC any payments or distributions received by GECC in excess of the amount sufficient to pay all amounts payable under or in respect of all Senior Indebtedness in full in cash (or in any other manner acceptable to GECC).

          5. OBLIGATIONS OF THE BORROWER UNCONDITIONAL. Nothing contained in this Agreement or in any Securities is intended to or shall impair, as between the Borrower and the Holder(s), the obligation of the Borrower, which is absolute and unconditional, to pay to the Holder(s), principal, the premium, if any, interest and any other amounts due under any Securities as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights between the Holder(s) and creditors of the Borrower other than GECC, nor shall anything herein or in any Securities prevent any Holder(s) from exercising all remedies otherwise permitted by applicable law upon default as provided under this Agreement, subject to the rights, if any, of GECC under this Agreement in respect of cash, property or securities of the Borrower received upon

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the exercise of any such remedy. Upon any distribution of assets of the Borrower referred to in this Agreement, the Holder(s) shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which such dissolution, winding up, liquidation or reorganization proceedings are pending, or a certificate of the liquidating trustee or agent or other Person making any distribution to the Holder(s) for the purpose of ascertaining the Persons entitled to participate in such distribution, GECC and other Indebtedness of the Borrower, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Agreement.

          6. SUBORDINATION RIGHTS NOT IMPAIRED BY ACTS OR OMISSIONS OF THE BORROWER OR GECC. No right of GECC to enforce subordination or other provisions contained in this Agreement shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Borrower, or by any act or failure to act by GECC in compliance with law(s), or by any noncompliance by the Borrower with the terms of this Agreement, regardless of any knowledge thereof which GECC or the Holder(s) may have or be otherwise charged with. GECC may extend, renew, modify or amend the terms of the Senior Indebtedness or any security therefor and release, impair, sell or exchange such security and otherwise deal freely with the Borrower all without affecting the liabilities and obligations of the Holder(s) under this Agreement.

          7. THIS AGREEMENT NOT TO PREVENT EVENTS OF DEFAULT. The failure to make a payment on account of principal of, premium, if any, interest, dividend or any other obligations due on or in respect of any Securities by reason of any provision of this Agreement shall not be construed as preventing the occurrence of a Default or an Event of Default under the Securities Purchase Agreement.

          8.   MODIFICATIONS OF INDEBTEDNESS.

               (A) SENIOR INDEBTEDNESS. GECC shall have the right from time to time, without notice to Holder(s), to amend, supplement or modify the Senior Indebtedness, in any manner whatsoever, including, without limitation, any extensions or shortening of time of payments (even if such shortening causes any Senior Indebtedness to be due on demand or otherwise), any revision of any amortization schedule with respect thereto.

               (B) SECURITIES, SECURITIES PURCHASE AGREEMENT. Each Holder(s) understands and agrees that neither the Securities Purchase Agreement nor any Securities, nor any other document, instrument or agreement evidencing all or any part of the Subordinated Indebtedness may be modified or amended without GECC's prior written consent if such modification or amendment shortens the due date of payments or increase(s) the amount(s) of principal, interest or dividends due thereunder or changes the covenants in Section 5 of the Securities Purchase Agreement in a manner materially adverse to the Borrower than as of the date hereof.

          9. SUBORDINATED INDEBTEDNESS OWED ONLY TO INITIAL HOLDER(S). Each Initial Holder warrants and represents as of the date hereof that it has not previously assigned any interest in the Subordinated Indebtedness that it is purchasing pursuant to the Securities Purchase Agreement, that no other party owns an interest in any of Initial Holder's Subordinated Indebtedness (whether as joint holders, participants or otherwise) and that the entire Subordinated Indebtedness is owing only to Initial Holder(s).

          Each Initial Holder further warrants and represents that as of the date hereof the only indebtedness owing by Borrower to such Initial Holder is the Subordinated Indebtedness; that to the best of such Initial Holder's knowledge as of the date hereof, there is no default or breach with respect to any of such indebtedness.

          10. INSTRUMENT LEGENDS. The faces of the Securities will be forthwith inscribed with a legend conspicuously indicating that payment thereon is subordinated to the claims of GECC pursuant to the terms of this Agreement, and copies thereof will forthwith be delivered to GECC. Any instrument evidencing any of the Subordinated Indebtedness or any portion thereof which is hereafter executed will, on the date thereof, be inscribed with the aforesaid legend, and copies thereof will be delivered to GECC on the date of its execution or within five (5) business days thereafter.

          11. ADDITIONAL REMEDIES. If Holder(s) violates any of the terms of this Agreement, in addition to any remedies in law, equity or otherwise, GECC may restrain such violation in any court of law and may interpose this Agreement as a defense in any action by Holder(s) and may specifically enforce each and all terms of this Agreement.

          12. HOLDER(S)' WAIVERS. All of the Senior Indebtedness shall be deemed to have been made or incurred in reliance upon this Agreement. Holder(s) expressly waive all notice of the acceptance by GECC of the subordination and other provisions of this Agreement and agree that GECC has made no warranties or representations with respect to the legality, validity, enforceability, collectability or perfection of the Senior Indebtedness or any liens or security interests held in connection therewith.

          Holder(s) agree that GECC shall be entitled to manage and supervise GECC's loans in accordance with applicable law and its usual practices, modified from time to time as GECC deems appropriate under the circumstances, without regard to the existence of any rights that Holder(s) may now or hereafter have in or to any assets. GECC shall have no liability to Holder(s) as a result of any and all lawful actions which GECC takes or omits to take (including, without limitation, actions with respect to the creation, perfection or continuation of GECC's liens or security interest, actions with respect to the occurrence of any default(s), actions with respect to the foreclosure upon, sale, release, impairment or failure to realize upon, any of its collateral, and actions with respect to the collection of any claim for all or any part of the Senior Indebtedness from any account debtor or any other party), regardless of whether any such actions or omissions may affect, impair or destroy GECC's rights to deficiency or any Holder(s)' rights of subrogation or reimbursement (if any) or any other rights. This Agreement shall be and remain enforceable against the Holder(s), notwithstanding GECC's election from time to time to engage in any or all of the acts or failure(s) to act as described in this section.

          GECC may, from time to time, enter into agreements and settlements with Borrower as it may determine, including, without limitation, any substitution of collateral, any release of any lien or security interest and any release of Borrower. Each Holder(s) waives any and all rights it may now or hereafter have to request or require GECC to marshall assets.

          13. WAIVERS. No waiver shall be deemed to be made by GECC or any Holder(s) of any of their respective rights hereunder unless it is in writing signed by the waiving party. Each such waiver shall be a waiver only with respect to the specific instance involved and shall in no way impair the rights of the waiving party or the obligations of the other party to the waiving party in any other respect at any other time.

          14. INFORMATION CONCERNING FINANCIAL CONDITION. Holder(s) hereby assumes responsibility for keeping informed of the financial condition of Borrower and of all other circumstances bearing upon the risk of nonpayment of the Senior Indebtedness and/or the Securities, and agrees that GECC shall have no duty to advise it of information known to GECC regarding such condition or any such circumstances. In the event GECC, in its sole discretion, undertakes, at any time or from time to time, to provide any such information to any Holder(s), GECC, as the case may be, shall be under no obligation (i) to provide any such information to any Holder(s) on any subsequent occasion, (ii) to undertake any investigation not a part of its regular business routine, or (iii) to disclose any information which, pursuant to its commercial finance practices, GECC wishes to maintain confidential.

          15. THIRD PARTY BENEFICIARIES. This Agreement is solely for the benefit of GECC, Holder(s) and their respective successors and assigns, and neither Borrower nor any other persons or entities are intended to be third party beneficiaries hereunder or to have any right, benefit, priority or interest under, or because of the existence of, or to have any right to enforce, this Agreement. GECC and Holder(s) acting together shall have the right to modify or terminate this Agreement in writing at any time without notice to or approval of Borrower or any other person or persons.

          Nothing in this Agreement is intended to or shall impair, as between Borrower and its creditors other than GECC and Holder(s), the obligation of Borrower, which is absolute and unconditional, to pay to Holder(s) the principal of and interest on the Securities and all of the Subordinated Indebtedness as and when the same shall become due and payable in accordance with their terms, or affect the relative rights of Holder(s) and creditors of Borrower other than GECC.

          Notwithstanding any of the foregoing, if any third party satisfies the Senior Indebtedness owing to GECC, GECC may assign its rights and remedies hereunder to such third party, and such third party shall be deemed to be GECC for all purposes of this Agreement.

          16. NOTICES. For the purposes of this Agreement, written notices shall be sent by U.S. first class mail, postage prepaid; or by U.S. certified mail, return receipt requested, postage prepaid; or by personal delivery; or by facsimile confirmed by the recipient; and addressed to the notified party at its address set forth below its signature line, or such other address specified by the party with like notice. Notices shall be deemed received three (3) business days after deposit in the U.S. mail, if sent by first class mail; upon the date set forth in the return receipt, if by certified mail; one (1) business day after deposit with a nationally recognized overnight parcel delivery service; on the day of confirmation of delivery by the recipient, if by facsimile; or on the day of transmittal by personal delivery.

          17. COSTS AND ATTORNEYS' FEES. If there are any dispute(s), claim(s) or controversies between any of the parties hereto in connection with this Agreement, the prevailing party(ies) in any such dispute(s) (whether by settlement, judgment, arbitration award or dismissal(s) of claims) shall be entitled to recover from the other party(ies) their reasonable costs and attorneys' fees (including on appeal) incurred in connection with any such dispute(s), including without limitation any claims for injunctive or declaratory relief.

          18. CONSENT TO JURISDICTION; ADDITIONAL WAIVERS. Holder(s) and GECC each consents to the jurisdiction of any state or federal court located within Cook County, Illinois. Holder(s) and GECC each waives, to the fullest extent each may effectively do so, any defense or objection based upon forum non conveniens and any defense or objection to venue of any action instituted within Cook County, Illinois. EACH OF THE PARTIES HERETO WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION TO ENFORCE OR DEFEND ANY MATTER ARISING FROM OR RELATED TO THIS AGREEMENT.

          19. GOVERNING LAW. This Agreement has been delivered and accepted at and shall be deemed to have been made in the State of Illinois, and shall be interpreted, and the rights and liabilities of the parties hereto determined, in accordance with the internal laws (as opposed to conflicts of laws provisions) of the State of Illinois.

          20. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and shall inure to the benefit of the parties' respective successors and assigns, including without limitation receiver(s), trustee(s) in bankruptcy and/or debtor(s) in possession, subject to the provisions hereof.

          21. INTEGRATED AGREEMENT. This Agreement is an integrated agreement which sets forth the entire understanding of the parties with respect to the within matters and may not be modified or amended except by a writing signed by all parties. All prior and/or contemporaneous understandings, negotiations and representations are merged herein and are null and void to the extent not contained herein.

          22. AUTHORITY. Each of the signatories hereto certifies that such party has all necessary authority to execute this Agreement.

          23. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each one of which when so executed shall be deemed to be an original, and all of which taken together shall constitute one and the same agreement.

               "INITIAL HOLDER(S)"

               TCW/CRESCENT MEZZANINE PARTNERS, L.P.
               TCW/CRESCENT MEZZANINE TRUST
               TCW/CRESCENT MEZZANINE INVESTMENT PARTNERS, L.P.

               By:  TCW/CRESCENT MEZZANINE, L.L.C.
                    its general partner or managing owner


               By: /s/
                   ___________________________________________
               Name:
               Title:________________________________________


               By: /s/ John C. Rocchio
                   ___________________________________________
                    John C. Rocchio
                    Senior Vice President

               Addresses for Notices:

               Attn: Jean-Marc Chapus TCW/Crescent Mezzanine L.L.C.
               ______________________________________________
               11100 Santa Monica Blvd., Suite 2000
               ______________________________________________
               Los Angeles, CA 90025
               ______________________________________________

               Telecopy No.:                       310-235-5967
                                                   _____________

               Confirming Telephone No.:           310-235-5902
                                                   _____________

               with a copy to:

               Attn: Rod Guera, Skadden Arps. Slate Meagher
               ______________________________________________
               300 S. Grand Avenue, Ste 3400
               ______________________________________________
               Los Angeles, CA 90071
               ______________________________________________

               Telecopy No.:                       213-687-5600
                                                   _____________

               Confirming Telephone No.:           213-687-5217
                                                   _____________

               GENERAL ELECTRIC CAPITAL CORPORATION,
               A NEW YORK CORPORATION


               By: /s/
                   __________________________________
               Name: Francisco Galliano
               Title: Commercial Account Manager

               Address for notices:

               Wholesale Operations
               1000 Hart Road
               Barrington, IL  60010
               Attn:  Vice President, Wholesale Operations

               Telephone:  (800) 688-7453
               Telecopier: (800) 527-7558


All of the foregoing is consented
and agreed to as of the date first
set forth above:

"BORROWER"

[See signature pages attached hereto.]

                                   SIGNATURES



FIRSTAMERICA AUTOMOTIVE, INC.      FAA SAN BRUNO, INC.

By: /s/                            By: /s/
    _________________________          _________________________
Its: President                     Its: President
    _________________________          _________________________

TRANSCAR LEASING, INC.             FAA SERRAMONTE L, INC.

By: /s/                            By: /s/
    _________________________          _________________________
Its: President                     Its: President
    _________________________          _________________________

SMART NISSAN, INC.                 FAA SERRAMONTE, INC.

By: /s/                            By: /s/
    _________________________          _________________________
Its: President                     Its: President
    _________________________          _________________________

FAA STEVENS CREEK, INC.            FAA CONCORD N, INC.

By: /s/                            By: /s/
    _________________________          _________________________
Its: President                     Its: President
    _________________________          _________________________

FAA POWAY H, INC.                  FAA CONCORD H, INC.

By: /s/                            By: /s/
    _________________________          _________________________
Its: President                     Its: Vice President
    _________________________          _________________________

FAA POWAY T, INC.                  FAA DUBLIN N, INC.

By: /s/                            By: /s/
    _________________________          _________________________
Its: President                     Its: President
    _________________________          _________________________

FAA POWAY D, INC.                  FAA DUBLIN VWD, INC.

By: /s/                            By: /s/
    _________________________          _________________________
Its: President                     Its: President
    _________________________          _________________________